Acquisitions of businesses and purchase accounting - Semo Drug - Care Plus of Mo. Inc - Narratives (Details) - Semo Drug-Care Plus of Mo. Inc - USD ($)	Jun. 23, 2021	Sep. 30, 2021
Acquisition of businesses and purchase accounting
Purchase price	$ 1,626,000
Cash consideration	1,440,000	$ 186,000
Consideration to be paid	$ 10,000
Discount rate	2.39%
Holdback consideration	$ 176,000
Professional fees in conjunction with the acquisition	$ 26,000